Exhibit 4.2

Fully Executed Version

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of July 27, 2023, by and among (i) ServiceTitan, Inc., a Delaware corporation (the “Company”), (ii) each of the investors listed on Schedule A hereto, each of which, in addition to any transferees or investors who become parties hereto as “Investors” pursuant to Subsections 6.1 or 6.9 hereof, is referred to in this Agreement as an “Investor,” and (iii) each of the stockholders listed on Schedule B hereto, each of whom is referred to herein as a “Key Holder”.

RECITALS

WHEREAS, the Company and certain of the Investors are parties to the Series H-1 Preferred Stock Purchase Agreement dated June 7, 2023 (the “Purchase Agreement”); and

WHEREAS, the Company and the certain of the Investors are parties to that Amended and Restated Investors’ Rights Agreement, dated as of November 22, 2022 (the “Prior Agreement”) and wish to amend and restate the Prior Agreement in its entirety as set forth herein; and

WHEREAS, the Company and the Investors that are signatories hereto constitute the requisite parties for the amendment and restatement of the Prior Agreement pursuant to Subsection 6.6 of the Prior Agreement; and

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Investors to invest funds in the Company pursuant to the Purchase Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement.

NOW, THEREFORE, the parties hereby amend and restate the Prior Agreement and agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund, investment fund, managed account or other investment vehicle now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management or advisory company or investment adviser with, such Person. “Affiliates” shall not include portfolio companies of any venture capital fund otherwise affiliated with a Person in accordance with the previous sentence. “Affiliate” or “Affiliates” shall include any limited partner of any venture fund affiliated with, in accordance with the foregoing definition, Battery Ventures, or any Affiliate of such limited partner.

1.2 “Angel Common” means Common Stock now or hereafter held by Alexey Golubovich, I2BF Global Investments, Arena Holdings and their successors and assigns that become parties to this Agreement.

1.3 “Arena Holdings” means AHM Privates LLC Series A.

1.4 “Battery Ventures” means, collectively, Battery Investment Partners XI, LLC, Battery Ventures XI-A Side Fund, L.P., Battery Ventures XI-A, L.P., Battery Ventures XI-B Side Fund, L.P., Battery Ventures XI-B, L.P., Battery Ventures Select Fund I, L.P. and Battery Investment Partners Select Fund I, L.P.

1.5 “Bessemer Venture Partners” means, collectively, Bessemer Venture Partners VIII Institutional, L.P., Bessemer Venture Partners VIII, L.P. and 15 Angels II LLC.

1.6 “Coatue” means Coatue Tactical Solutions PS Holdings AIV I LP and each of its successors and assigns that become parties to this Agreement.

1.7 “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.8 “CPPIB” means CPP Investment Board Private Holdings (4) Inc.

1.9 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.10 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.11 “Dragoneer” means Saturn DF Holdings, LP, Saturn DF Holdings II, LP and Saturn FD Holdings, LP.

1.12 “Durable” means Durable Capital Master Fund, LP.

1.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.14 “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.15 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.16 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.17 “Fund Investors” means, collectively, Battery Ventures, Bessemer Venture Partners, Iconiq, Index, Yucca, Dragoneer, HarbourVest, Durable, Sequoia, each T.Rowe Price Investor, Tiger, Thoma Bravo, Coatue, TPG, Generation and CPPIB.

1.18 “GAAP” means generally accepted accounting principles in the United States.

1.19 “Generation” means Generation IM Sustainable Solutions Fund IV, ILP.

1.20 “HarbourVest” means, collectively, HarbourVest/NYSTRS Co-Invest Fund II L.P., HabourVest Canada Parallel Growth Fund L.P. and HarbourVest Canada Growth Fund L.P.

1.21 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.22 “Iconiq” means, collectively, ICONIQ Strategic Partners II, L.P., ICONIQ Strategic Partners II-B, L.P., ICONIQ Strategic Partners III, L.P., ICONIQ Strategic Partners III-B, L.P., ICONIQ Strategic Partners II Co-Invest, L.P. (Series ST), ICONIQ Strategic Partners II Co-Invest, L.P. (Series ST-2), ICONIQ Strategic Partners V, L.P., ICONIQ Strategic Partners V-B, L.P, ICONIQ Strategic Partners V, Co-Invest, L.P. (Series ST) and ICONIQ Strategic Partners V, Co-Invest, L.P. (Series ST2).

1.23 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.24 “Index” means Index Ventures Growth IV (Jersey), L.P., Index Ventures Growth V (Jersey), L.P. and YUCCA (Jersey) SLP.

1.25 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.26 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.27 “Key Holder Registrable Securities” means (i) shares of Common Stock held by the Key Holders providing services to the Company as an employee, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares.

1.28 “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds (i) at least 200,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof), excluding, for purposes of this clause (i), any shares of Common Stock issued upon the exercise of the warrants to purchase Common Stock issued pursuant to the Non-Convertible Preferred Stock Purchase Agreement by and among the Company and certain Investors dated as of October 3, 2022 (“Warrant Shares”), or (ii) at least 500,000 Warrant Shares (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof), or (iii) at least 75,000 shares of Non-Convertible Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof). The Key Holders shall be considered Major Investors for the purposes of Section 4.

1.29 “NCPS Lead Investor” means each of Coatue and Dragoneer.

1.30 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities, in each case issued after the date of this Agreement.

1.31 “Non-Convertible Preferred Stock” means shares of the Company’s Non-Convertible Preferred Stock, par value $0.001 per share.

1.32 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.33 “Preferred Directors” means, collectively, the Series A Director, the Series B Director, the Series C Director and the Series D Director.

1.34 “Preferred Stock” means, collectively, shares of the Company’s Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series H-1 Preferred Stock.

1.35 “Registrable Securities” means: (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company (including the Warrant Shares), acquired by the Investors from and after March 20, 2015; (iii) the Angel Common; (iv) the Key Holder Registrable Securities; provided, however, that such Key Holder Registrable Securities and Angel Common shall not be deemed Registrable Securities and the Key Holders and holders of Angel Common shall not be deemed Holders (with respect to the Key Holder Registrable Securities and Angel Common) for the purposes of Subsections 2.1(a), 2.10 and 6.6; and (v) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.11 of this Agreement. For purposes of the number of shares of Registrable Securities held by an Investor or Key Holder (or any other calculation based thereon), (1) all shares of Preferred Stock shall be deemed to have been converted into Common Stock at the then-applicable conversion ratio and (2) all outstanding Derivative Securities shall be deemed to have been fully converted and/or exercised, as applicable. Solely for the purposes of Section 4 and Subsections 6.1, 6.6(a) and 6.8 (and defined terms used therein), (a) shares of Non-Convertible Preferred Stock shall be deemed to be convertible into Common Stock at a ratio per share of Non-Convertible Preferred Stock equal to (x) the Original NCPS Issue Price (as defined in the Company’s Certificate of Incorporation) for such share of Non-Convertible Preferred Stock divided by (y) the Original Issue Price (as defined in the Company’s Certificate of Incorporation) per share of Series G Preferred Stock, and (b) the number of Registrable Securities held by an Investor or Key Holder shall include the number of shares of Common Stock issuable upon the deemed conversion of the Non-Convertible Preferred Stock held by such Investor or Key Holder pursuant to clause (a) of this definition; provided, that “Registrable Securities” shall not include shares of Non-Convertible Preferred Stock for any other purpose.

1.36 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.37 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.13(b) hereof.

1.38 “SEC” means the Securities and Exchange Commission.

1.39 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.40 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.41 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.42 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.43 “Sequoia” means SCGE Fund, L.P., a Cayman Islands Limited Partnership.

1.44 “Series A Director” means any director of the Company that the holders of record of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock are entitled to elect pursuant to the Company’s Certificate of Incorporation.

1.45 “Series A-1 Preferred Stock” means shares of the Company’s Series A -1 Preferred Stock, par value $0.001 per share.

1.46 “Series A-2 Preferred Stock” means shares of the Company’s Series A -2 Preferred Stock, par value $0.001 per share.

1.47 “Series A-3 Preferred Stock” means shares of the Company’s Series A -3 Preferred Stock, par value $0.001 per share.

1.48 “Series B Director” means any director of the Company that the holders of record of the Series B Preferred Stock are entitled to elect pursuant to the Company’s Certificate of Incorporation.

1.49 “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.001 per share.

1.50 “Series C Director” means any director of the Company that the holders of record of the Series C Preferred Stock are entitled to elect pursuant to the Company’s Certificate of Incorporation.

1.51 “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.001 per share.

1.52 “Series D Director” means any director of the Company that the holders of record of the Series D Preferred Stock are entitled to elect pursuant to the Company’s Certificate of Incorporation.

1.53 “Series D Preferred Stock” means shares of the Company’s Series D Preferred Stock, par value $0.001 per share.

1.54 “Series E Preferred Stock” means shares of the Company’s Series E Preferred Stock, par value $0.001 per share.

1.55 “Series F Preferred Stock” means shares of the Company’s Series F Preferred Stock, par value $0.001 per share.

1.56 “Series G Preferred Stock” means shares of the Company’s Series G Preferred Stock, par value $0.001 per share.

1.57 “Series H Preferred Stock” means shares of the Company’s Series H Preferred Stock, par value $0.001 per share.

1.58 “Series H-1 Preferred Stock” means shares of the Company’s Series H-1 Preferred Stock, par value $0.001 per share.

1.59 “Transaction Documents” means this Agreement, the Non-Convertible Preferred Stock Purchase Agreement dated as of October 3, 2022 by and among the Company and certain Investors, the Purchase Agreement, that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of the date hereof by and among the Company and other parties thereto and that certain Amended and Restated Voting Agreement dated as of the date hereof by and among the Company and other parties thereto.

1.60 “Tiger” means Tiger Global PIP 14 LLC and Tiger Global PIP 15 LLC.

1.61 “T. Rowe Price” means T. Rowe Price Associates, Inc. and any successor or affiliated registered investment adviser to the T. Rowe Price Investors.

1.62 “T. Rowe Price Investors” means the Investors that are advisory clients of T. Rowe Price.

1.63 “Thoma Bravo” means Thoma Bravo Growth Fund, L.P., Thoma Bravo Growth Fund A, L.P. and each of their respective successors and assigns that become parties to this Agreement.

1.64 “TPG” means TPG Tech Adjacencies II Sherpa, L.P. and each of its respective successors and assigns that become parties to this Agreement.

1.65 “Yucca” means Yucca (Jersey) SLP.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of a majority of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to the number of Registrable Securities then outstanding with an anticipated aggregate offering price, net of Selling Expenses, of at least $50 million, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least ten percent (10%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $10 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors (the “Board of Directors”) it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such ninety (90) day period other than an Excluded Registration.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a) (i) during the period that is sixty (60) days before the

Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting and provided further that the number of Registrable Securities held by Investors to be included in such underwriting shall not be reduced unless all Key Holder Registrable Securities are first excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable) to the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty five percent (25%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering, or (iii) notwithstanding (ii) above, any Registrable Securities which are not Key Holder Registrable Securities be excluded from such underwriting unless all Key Holder Registrable Securities are first excluded from such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to one hundred eighty (180) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Subsection 2.5 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $50,000 per registration or offering, as the case may be, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Subsection 2.6 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Subsection 2.8:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel, accountants and investment advisers for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Subsection 2.8, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 6.9.

2.11 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, pursuant to which the Investors receive proceeds solely in the form of cash and/or marketable securities;

(b) such time following the IPO as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration (and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1)); and

(c) the fifth (5th) anniversary of the IPO.

2.12 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for the IPO or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.12 (A) shall apply only to the IPO, (B) shall not apply to the sale of shares of Common Stock acquired in the IPO or in the open market following the IPO, (C) shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and (D) shall be applicable to the Holders only if all officers, directors and stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.12 or that are necessary to give further effect thereto. If any of the obligations described in this Subsection 2.12 are waived or terminated with respect to any of the securities of any such Holder, officer, director or greater than one-percent stockholder (in any such case, the “Released Securities”), the foregoing provisions shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Holder as the percentage of Released Securities represent with respect to the securities held by the applicable Holder, officer, director or greater than one-percent stockholder.

2.13 Restrictions on Transfer.

(a) Compliance with Agreement. The Preferred Stock, the Non-Convertible Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock, the Non-Convertible Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing:

(i) The Company shall not require any transferee of shares that are disposed of (A) pursuant to an effective registration statement or (B) following the IPO, pursuant to SEC Rule 144, in each case, to be bound by the terms of this Agreement.

(ii) The provisions of this Subsection 2.13(a) shall not apply to the mortgage, hypothecation and/or pledge of any shares of Non-Convertible Preferred Stock and/or Warrant Shares (“Pledged Interests”) in respect of one or more bona fide purpose (margin) or bona fide non-

purpose loans (each, a “Permitted Loan”); provided that, subject to Subsection 2.13(a)(i), any transfer of Pledged Interests that are Restricted Securities to a lender, creditor or other counterparty upon the exercise of any related foreclosure right or remedy in connection with a Permitted Loan shall only be effective if such lender, creditor or other counterparty agrees to be subject to the terms of this Agreement, including, but not limited to, Subsections 2.12 and 2.13.

(b) Legends. Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Non-Convertible Preferred Stock, (iii) the Registrable Securities, and (iv) any other securities issued in respect of the securities referenced in clauses (i), (ii) and (iii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.13(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.13.

(c) Transfers of Restricted Securities. The Holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder of such Restricted Securities shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder; provided that, other than with respect to any transfer pursuant to the foregoing clause (x) following the IPO, each transferee agrees in writing to be subject to the terms of this Subsection 2.13. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Subsection 2.13(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

(d) Bylaw Transfer Restrictions. The Company confirms that (i) Transfers (as defined in the Company’s Amended and Restated Bylaws (the “Bylaws”)) of shares of Common Stock (including Warrant Shares) and/or Preferred Stock and/or Non-Convertible Preferred Stock by the Investors shall not be subject to the transfer restrictions set forth in Section 36 of the Bylaws and this Subsection 2.13(d) shall constitute the irrevocable prior written consent of the Company (and the duly authorized action of its Board of Directors) with respect to such Transfers and (ii) the provisions of Section 46 of the Bylaws are hereby irrevocably waived with respect to Transfers of shares of Common Stock (including Warrant Shares) and/or Non-Convertible Preferred Stock by the Investors (which waiver has been duly authorized by the Board of Directors); it being understood and agreed that Transfers of Preferred Stock (and the Common Stock issuable upon conversion thereof) are already excluded from such provisions.

(e) Transfer Restrictions on Non-Convertible Preferred Stock and Warrant Shares. The shares of Non-Convertible Preferred Stock and the Warrant Shares held by an Investor shall not be transferable by such Investor (whether by assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer) without the prior written consent of the Company:

(i) prior to the earlier of (a) the IPO (subject to any applicable market stand-off provisions) and (b) October 3, 2025, and

(ii) unless, with respect to a transfer of Non-Convertible Preferred Stock, the number of shares of Non-Convertible Preferred Stock transferred exceeds 50,000 shares of Non-Convertible Preferred Stock (in a single transaction or a series of related transactions), or, if the Investor holds fewer than 50,000 shares, the transfer includes all of the shares of Non-Convertible Preferred Stock and Warrant Shares held by such Investor;

provided, however, that the restrictions in (i) and (ii) of this Subsection 2.13(e) shall not apply to a transfer of Non-Convertible Preferred Stock or Warrant Shares to such Investor’s Permitted Transferees in compliance with Subsection 2.13(a). For purposes of this Subsection 2.13(e), “Permitted Transferee” means, with respect to an Investor, (i) any stockholder of the Company (or any of their respective Affiliates), (ii) any Affiliate of such Investor, or (iii) a lender or counterparty, as applicable, in connection with a Permitted Loan or any such lender or counterparty upon the exercise of any related foreclosure right or remedy in connection with a Permitted Loan.

3. Information and Observer Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor:

(a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and a comparison between (x) the actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and as included in the Budget (as defined in Subsection 3.1(e)) for such year, with an explanation of any material differences between such amounts and a schedule as to the sources and applications of funds for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of recognized standing selected by the Company and unanimously acceptable to the Board of Directors;

(b) as soon as practicable, but in any event within forty five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c) as soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company;

(d) as soon as practicable, but in any event within thirty (30) days of the end of each month, an unaudited income statement for such month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(e) as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board of Directors and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and

(f) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Subsection 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective. Further, for purposes of this Subsection 3.1, any Person that is a limited partner of Battery Ventures (or is an Affiliate of such limited partner), and who otherwise qualifies or would qualify as a Major Investor, shall not have an independent right to receive any of the foregoing, but shall instead be entitled to receive such information directly from Battery Ventures on a confidential basis.

Nothing in this Subsection 3.1 or in any other part of this Agreement shall afford any Major Investor that is a “foreign person” under 31 C.F.R. §800.224 the right or ability to (a) have access to any material nonpublic technical information; (b) appoint any member or observer to the Board of Directors of the Company; (c) have any involvement, other than through voting of shares, in the Company’s substantive decision-making regarding (i) the use, development, acquisition, safekeeping, or release of any sensitive personal data of U.S. citizens that the Company maintains or collects; (ii) the use, development, acquisition, or release of critical technologies; or (iii) the management, operation, manufacture, or supply of covered investment critical infrastructure; or (d) control the Company. For purposes of this paragraph, all terms used in this paragraph are to be defined consistently with the terms used in Section 721 of the U.S. Defense Production Act of 1950, as amended, and the regulations at 31 C.F.R Part 800, as they may be amended from time to time.

3.2 Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel; provided, that the Company shall use its commercially reasonable efforts to provide access to such information in a manner that does not give rise to a loss of privilege.

3.3 Observer Rights. In each case, for so long as any of Battery Ventures, Dragoneer and TPG are Major Investors, the Company shall invite a representative of each such Major Investor (in addition to any designee then serving as a director, if applicable) to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest (it being understood and agreed that Dragoneer’s holdings in a competitor of the Company shall not be deemed to constitute a direct conflict of interest).

3.4 Termination of Information and Observer Rights. The covenants set forth in Subsection 3.1, Subsection 3.2 and Subsection 3.3 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, pursuant to which the Investors receive proceeds solely in the form of cash and/or marketable securities, whichever event occurs first.

3.5 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement) or, in the case of holders of Non-Convertible Preferred Stock, pursuant to requests for the consent of, or waivers by, the Requisite NCPS Majority (as defined in the Company’s Certificate of Incorporation) under the Company’s Certificate of Incorporation, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.5 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities or Non-Convertible Preferred Stock from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Subsection 3.5; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, court order or an applicable governmental or regulatory body, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

4. Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among itself and its Affiliates; provided, however, that, in the case of the Key Holders, the right of first offer hereby granted shall not be assignable. For purposes of this Section 4, the term “Registrable Securities” excludes the Warrant Shares.

(a) The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Registrable Securities (excluding Warrant Shares) then held by such Major Investor bears to the total number of shares of Registrable Securities then outstanding (excluding Warrant Shares). At the expiration of such twenty (20) day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Major Investors which is equal to the proportion that the Registrable Securities issued and held by such Fully Exercising Investor bears to the Registrable Securities then held by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(b) (the “Closing Date”); provided, that, to the extent that consents or approvals (or waivers thereof) are required to be obtained from any federal, state or local governmental authority prior to a sale of New Securities to a Major Investor pursuant to this Subsection 4.1(b) (including any filings under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended) (“Regulatory Approvals”), and are not obtained on or prior to the Closing Date, the New Securities purchased by such Major Investor shall not have the right to vote on matters pursuant to Section 3 of Article IV(B) of the Company’s Certificate of Incorporation, except as required by law, until the earlier of (i) the date the Regulatory Approvals have been obtained and (ii) the transfer of such New Securities from the Major Investor to a third party in accordance with the terms of this Agreement; provided, further, that no Major Investor shall be required to purchase any New Securities pursuant to this Subsection 4.1(b) if, as of the Closing Date, all required Regulatory Approvals have not been obtained.

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Subsection 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Company’s Certificate of Incorporation); and (ii) shares of Common Stock issued in the IPO.

4.2 Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, (iii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, pursuant to which the Investors receive proceeds solely in the form of cash and/or marketable securities or (iv) in the case of a Key Holder, at such time as such Key Holder is no longer providing services to the Company as an employee, whichever event occurs first.

5. Additional Covenants.

5.1 Insurance. The Company shall use its commercially reasonable efforts to maintain from financially sound and reputable insurers Directors and Officers liability insurance and term “key-person” insurance on each of Ara Mahdessian and Vahe Kuzoyan, each in an amount and on terms and conditions satisfactory to the Board of Directors, until such time as the Board of Directors determines that such insurance should be discontinued. The key-person policy shall name the Company as loss payee, and neither policy shall be cancelable by the Company without prior approval by the Board of Directors.

5.2 Employee Agreements. The Company will cause (i) each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) to enter into a nondisclosure and proprietary rights assignment agreement in the form previously approved by the Board of Directors. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of the Board of Directors, including one of the Preferred Directors.

5.3 Employee Stock. Unless otherwise approved by the Board of Directors, including one of the Preferred Directors, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months, and (ii) a market stand-off provision substantially similar to that in Subsection 2.12. In addition, unless otherwise approved by the Board of Directors, including one of the Preferred Directors, the Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.4 Matters Requiring Preferred Director. So long as (i) the holders of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock are entitled to elect a Series A Director, (ii) the holders of the Series B Preferred Stock are entitled to elect a Series B Director, (iii) the holders of the Series C Preferred Stock are entitled to elect a Series C Director, or (iv) the holders of the Series D Preferred Stock are entitled to elect a Series D Director, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the affirmative vote of one of the Preferred Directors:

(a) make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b) make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors;

(c) guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d) make any investment inconsistent with any investment policy approved by the Board of Directors;

(e) incur any aggregate indebtedness in excess of $1,000,000 that is not already included in a budget approved by the Board of Directors, if elected, other than trade credit incurred in the ordinary course of business;

(f) otherwise enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person, including without limitation any “management bonus” or similar plan providing payments to employees in connection with a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, except for transactions contemplated by this Agreement, the Purchase Agreement or transactions made in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by a majority of the Board of Directors;

(g) hire or terminate executive officers;

(h) change the compensation of the executive officers, including approving any option grants or stock awards to executive officers, other than in connection with periodic adjustments to the cash compensation of executive officers with annual increases not to exceed ten percent (10%);

(i) change the principal business of the Company, enter new lines of business, or exit the current line of business;

(j) sell, assign, license, pledge, or encumber material technology or intellectual property, other than in connection with a Deemed Liquidation Event (as defined in the Certificate of Incorporation) or licenses granted in the ordinary course of business; or

(k) enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $1,500,000.

5.5 Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors.

5.6 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Certificate of Incorporation, or elsewhere, as the case may be.

5.7 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Company’s Certificate of Incorporation or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

5.8 Right to Conduct Activities. The Company hereby acknowledges that the Fund Investors and their affiliated advisors and funds are professional investment managers and/or funds, and as such, invest in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as conducted or proposed to be conducted). None of the Fund Investors or their respective affiliates (including affiliated advisors and funds) shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by such Fund Investor or any of its respective affiliated funds in any entity competitive to the Company, or (ii) actions taken by any advisor, partner, officer or other representative of such Fund Investor or of their respective affiliated funds to assist any such competitive company, whether or not such action was taken as a board member of such competitive company, or otherwise.

5.9 Foreign Corrupt Practices Act. None of the Company, any of its subsidiaries, affiliates, or any director, officer, employee, stockholder or agent or other person acting on behalf of the Company or any of its subsidiaries or affiliates (collectively, “Covered Persons”) has made, offered, promised, received, or authorized, or shall make, offer, promise, receive, or authorize, directly or indirectly, any payment or gift of any money or anything of value to, from, or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any other Covered Person in obtaining or retaining business for or with, or directing business to, any person. Neither the Company nor any Covered Person has made or authorized, nor shall they make or authorize, any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. The Company further represents that it has maintained and caused its subsidiaries and affiliates to maintain, and shall maintain and cause its subsidiaries and affiliates to maintain, written policies and procedures and systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA and other applicable anti-bribery or anti-corruption laws. The Company shall, and shall cause any direct or indirect subsidiary or entity controlled by it, whether now in existence or formed in the future, to comply with the FCPA the U.K. Bribery Act, the CFPOA, or any other applicable anti-bribery or anti-corruption law.

5.10 OFAC Covenant. Neither the Company or any of its affiliates, nor any officer, director or stockholder of the Company or any of its affiliates, shall become a Sanctioned Person (as defined in the Purchase Agreement). The Company and its affiliates shall not engage in any transaction, act or practice that violates any Sanctions (as defined in the Purchase Agreement) or other applicable economic sanctions laws or regulations. The Company and its affiliates shall also maintain policies and procedures reasonably designed to comply with Sanctions (as defined in the Purchase Agreement) and other applicable economic sanctions laws and regulations.

5.11 C-Corporation. The Company shall take such actions, including making an election to be treated as an association taxable as a corporation, as may be required to ensure that at all times the Company is classified as corporation for United States federal income tax purposes.

5.12 U.S. Real Property Holding Company (USRPHC). The Company shall use commercially reasonable efforts to conduct its affairs so as to avoid the Company being treated as a “United States Real Property Holding Corporation” within the meaning of Section 897(c)(2) of the Internal Revenue Code, as amended (the “Code”) and any applicable regulations promulgated thereunder (“USRPHC”). The Company shall notify the Investor promptly after becoming aware that the Company is, or is reasonably likely to be, a USRPHC. In addition, for so long as an Investor owns (i) more than five percent (5%) of the shares of the Registrable Securities then outstanding or (ii) any NCPS, at such Investor’s written request, to the extent the Company is reasonably able to do so, the Company shall deliver a statement to the Investor, in form and substance as described in Treasury Regulations sections 1.897-2(h)(1) and 1.1445-2(c) (or any successor regulations) and signed under penalties of perjury, regarding whether any interest in the Company constitutes a “U.S. real property interest” within the meaning of Section 897(c) of the Code, together with an executed notice to the Internal Revenue Service described in Treasury Regulations section 1.897-2(h)(2) (or any successor regulation). Any such statement shall be delivered within ten (10) business days of the Investor’s written request therefor. The requesting Investor shall pay or cause to be paid the Company’s reasonable out-of-pocket expenses in connection with this Subsection 5.12.

5.13 Financing Cooperation. If requested by a NCPS Lead Investor (or an Affiliate thereof), the Company will provide the following cooperation in connection with such NCPS Lead Investor’s election to mortgage, hypothecate, and/or pledge any Pledged Interests in respect of a Permitted Loan: (i) subject to applicable law, using reasonable efforts to remove any restrictive legends on certificates representing Pledged Interests, (ii) if so requested by such lender or counterparty, as applicable, using commercially reasonable efforts to re-register the Pledged Interests in the name of the relevant lender, counterparty, custodian or similar party to a Permitted Loan, with respect to Permitted Loans solely as securities intermediary and only to the extent such NCPS Lead Investor or its Affiliates continues to beneficially own such Pledged Interests, (iii) entering into an issuer agreement with each lender in the form and substance reasonably satisfactory to such lender as may be customary for similar financings and not inconsistent with the Company’s obligations under the Transaction Documents and applicable law, (iv) entering into customary triparty agreements with each lender and such NCPS Lead Investor relating to the delivery of the Pledged Interests to the relevant lender for crediting to the relevant collateral accounts upon funding of the loan and payment of the purchase price, and (v) such other cooperation and assistance as such NCPS Lead Investor may reasonably request that will not unreasonably disrupt the operation of the Company’s business.

5.14 Acknowledgement. The Company acknowledges that each of Fund Investor is in the business of venture capital or private equity investing and therefore may have previously made investments in and may review business plans and related proprietary information for many enterprises including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict any Fund Investor from continuing to hold investments or from entering into discussions with, investing or participating in any particular enterprise, whether or not such enterprise has products or services which compete with those of the Company so long as such Fund Investor does not disclose any confidential information obtained from the Company pursuant to the terms of this Agreement in connection with any such discussion or investment.

5.15 Dividends and Distributions on, and Redemption of, Non-Convertible Preferred Stock. For so long as any share of Non-Convertible Preferred Stock is outstanding, the Company shall not enter into any agreement, arrangement or understanding that restricts or prohibits, directly or indirectly, the declaration or payment of any dividend or other distribution (whether in cash, securities or other property or through accumulation or accretion on the liquidation preference) on, or any payment on or with respect to, the Non-Convertible Preferred Stock in accordance with the terms of the Company’s Certificate of Incorporation, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Non-Convertible Preferred Stock.

5.16 Termination of Covenants. The covenants set forth in this Section 5, except for Subsection 5.7, Subsection 5.12, Subsection 5.13 and Subsection 5.15 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, pursuant to which the Investors receive proceeds solely in the form of cash and/or marketable securities, whichever event occurs first. Additionally, all rights of the holders of Non-Convertible Preferred Stock, including any rights of any NCPS Lead Investor or the Requisite NCPS Majority, shall terminate and be of no further force or effect at any time when no shares of Non-Convertible Preferred Stock remain outstanding.

5.17 Series H Preferred Stock. The Company and the Investors agree that it is their intention that (i) the Series H Preferred Stock shall be treated as stock that is not “preferred stock” within the meaning of Section 305 of the Code and any applicable regulations promulgated thereunder, and (ii) the Investors shall not be required to include in income as a dividend for U.S. federal income tax purposes any income or gain in respect of the Series H Preferred Stock on account of the accrual or payment of dividends thereon (including any deemed dividends as a result of any discount or otherwise) unless and until such dividends are declared and paid in cash or other taxable distribution of property. The Company and the Investors agree to take no positions or actions inconsistent with such treatment, including on any IRS Form 1099, unless otherwise required by a final determination within the meaning of Section 1313 of the Code or a change in law.

6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities or Non-Convertible Preferred Stock that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds (A) at least 200,000 shares of Registrable Securities (excluding Warrant Shares) (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) or, if less, all of the Registrable Securities held by such transferor Holder, (B) 500,000 Warrant Shares (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) or, if less, all of the Registrable Securities held by such transferor Holder, or (C) at least 75,000 shares of Non-Convertible Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.12; and (z) the rights of holders of Non-Convertible Preferred Stock to assign their rights under this Agreement are subject to the transfer restrictions set forth in Subsection 2.13(e). For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement shall be governed by the internal law of the State of California.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt and (v) four (4) business days after deposit with an international express courier, freight prepaid, specifying delivery within such time from or to a point outside of the United States, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A or Schedule B (as applicable) hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 6.5. If notice is given to the Company, such notice shall be sent to ServiceTitan, Inc., 801 N. Brand Blvd, Suite 700, Glendale, CA 91203, Attn: Olive Huang, with an email copy to ###, and a copy (which shall not constitute notice) shall also be sent to Sidley Austin LLP, 555 California Street, Suite 2000, San Francisco, CA 94104, Attn: Sharon Flanagan, with an email copy to ###, and if notice is given to the Investors, a copy shall also be given to the legal contact, if any, set forth on Schedule A.

6.6 Amendments and Waivers.

(a) Subject to Subsections 6.6(b), 6.6(c), 6.6(d) and 6.6(f), any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of (i) the Company and (ii) the holders of a majority of the Registrable Securities then outstanding; provided, that the Company may in its sole discretion waive compliance with Subsection 2.13(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.13(c) shall be deemed to be a waiver) and Subsection 2.13(e); and provided further, that for purposes of an amendment or waiver of Section 4, the term “Registrable Securities” in clause (ii) of this Subsection 6.6(a) shall not include the Warrant Shares and that for purposes of an amendment or waiver of Subsections 2.1 through 2.12 the term “Registrable Securities” in clause (ii) of this Subsection 6.6(a) shall not include the shares of Non-Convertible Preferred Stock (or shares of Common Stock issued or issuable upon deemed conversion thereof); and provided further, that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.

(b) Notwithstanding the foregoing:

(i) for so long as there are shares of Non-Convertible Preferred Stock outstanding, (A) the final sentence of the definition of “Registrable Securities”, provisions of Subsections 5.12 and 5.15 (and Subsection 5.16 to the extent related thereto), and this clause (A) of this Subsection 6.6(b)(i) may not be amended or terminated and the observance of any term thereof may not be waived without the consent of the holders of Non-Convertible Preferred Stock representing the Requisite NCPS Majority, and (B) the provisions of Subsections 2.13(d) and 2.13(e) and clause (B) of this Subsection 6.6(b) may not be amended or terminated with respect to the Non-Convertible Preferred Stock without the consent of the holders of the Non-Convertible Preferred Stock representing the Requisite NCPS Majority (for the avoidance of doubt, the Company may in its sole discretion waive compliance with Subsection 2.13(e) pursuant to Subsection 6.6(a));

(ii) the provisions of Subsections 2.13(d) and 2.13(e) and this Subsection 6.6(b) may not be amended or terminated with respect to the Warrant Shares without the consent of the holders of 75% of the Warrant Shares, including each of the NCPS Lead Investors (provided, that the consent of a NCPS Lead Investor shall not be required for the purposes of this Subsection 6.6(b) if such NCPS Lead Investor holds less than 50%, in the aggregate, of the shares of Non-Convertible Preferred Stock and Registrable Securities acquired by such NCPS Lead Investor pursuant to the Purchase Agreement) (for the avoidance of doubt, the Company may in its sole discretion waive compliance with Subsection 2.13(e) pursuant to Subsection 6.6(a)); and

(iii) this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). This Agreement may not be amended, modified or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor, if such amendment, modification, termination or waiver would adversely affect the rights of such Investor in a manner disproportionate to any adverse effect such amendment, modification, termination or waiver would have on the rights of the other Investors under this Agreement.

(c) Notwithstanding the foregoing, Schedule A hereto may be amended by the Company from time to time to add transferees of any Registrable Securities and Non-Convertible Preferred Stock in compliance with the terms of this Agreement without the consent of the other parties; and Schedule A hereto may also be amended by the Company after the date of this Agreement without the consent of the other parties to add information regarding any additional Investor who becomes a party to this Agreement in accordance with Subsection 6.9.

(d) Further, this Agreement may not be amended, and no provision hereof may be waived, in each case, in any way which would adversely affect the rights of the Key Holders hereunder in a manner disproportionate to any adverse effect such amendment or waiver would have on the rights of the Investors hereunder, without also the written consent of the holders of at least a majority of the Registrable Securities held by the Key Holders.

(e) The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(f) Notwithstanding the foregoing or anything to the contrary contained herein,

(i) neither this Subsection 6.6(f)(i), nor any of Subsections 5.2, 5.3 and 5.4 may be amended without the consent of (1) Battery Ventures, (2) Bessemer Venture Partners, (3) Iconiq, (4) Index and (5) Durable,

(ii) neither this Subsection 6.6(f)(ii) nor Subsections 1.17, 5.8, 5.10 or 5.14 may be amended without the consent of the Fund Investors to the extent such amendment applies to such Fund Investor;

(iii) neither this Subsection 6.6(f)(iii) nor Section 3 may be amended in a manner adverse to Durable, Dragoneer, Coatue, or TPG, without the prior written consent of Durable, Dragoneer, Coatue, or TPG, as applicable; and

(iv) none of the provisions relating to the Pledged Interests or the Permitted Loan (including Subsections 2.13(a)(ii), 2.13(e) and 5.13 (and Subsection 5.16 to the extent related thereto)) may be amended without the prior written consent of Coatue.

6.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliates may apportion such rights as among themselves in any manner they deem appropriate.

6.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series H-1 Preferred Stock after the date hereof, whether pursuant to the Purchase Agreement or otherwise, any purchaser of such shares of Series H-1 Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required under this Agreement for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

6.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

6.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of California and to the jurisdiction of the United States District Court for the Southern District of California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of California or the United States District Court for the Southern District of California, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

6.12 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

SERVICETITAN, INC.

By:	/s/ Ara Mahdessian

Name:	Ara Mahdessian
Title:	Chief Executive Officer

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

ARA MAHDESSIAN

By:	/s/ Ara Mahdessian

Name:	Ara Mahdessian

AMKE Trust dated February 1, 2019

By:	/s/ Ara Mahdessian

Name:	Ara Mahdessian
Title:	Trustee

By:	/s/ Katherine Eskidjian

Name:	Katherine Eskidjian
Title:	Trustee

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

VAHE KUZOYAN

By:	/s/ Vahe Kuzoyan

Name:	Vahe Kuzoyan

K-A Family Trust

By:	/s/ Vahe Kuzoyan

Name:	Vahe Kuzoyan
Title:	Trustee

By:	/s/ Ruzan Antossyan

Name:	Ruzan Antossyan
Title:	Trustee

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

CPP INVESTMENT BOARD PRIVATE HOLDINGS (4) INC.

By:	/s/ Leon Pedersen

Name: Leon Pedersen
Title: Authorized Signatory

By:	/s/ Paul McCracken

Name: Paul McCracken
Title: Authorized Signatory

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

GENERATION IM SUSTAINABLE SOLUTIONS FUND IV, ILP

By:	GENERATION IM SUSTAINABLE SOLUTIONS GP IV, LIMITED

Its:	General Partner

By:	/s/ Michael Morris
Name: Michael Morris
Title: Director

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

TPG TECH ADJACENCIES II SHERPA, L.P.
By:	TPG Tech Adjacencies II SPV GP, LLC
Its:	General Partner

By:	/s/ Ken Murphy
Name: Ken Murphy
Title: Chief Operating Officer

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

DURABLE CAPITAL MASTER FUND LP

By:	Durable Capital Partners LP
Its:	Investment Manager

By:	/s/ Michael Blandino
Name: Michael Blandino
Title: Authorized Representative

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BATTERY INVESTMENT PARTNERS
SELECT FUND I, L.P.
By:	Battery Partners Select Fund I GP, LLC
Its:	General Partner

By:	/s/ Michael Brown
Name: Michael Brown
Title: Managing Member

BATTERY VENTURES XI-A, L.P.
By:	Battery Partners XI, LLC
Its:	General Partner

By:	/s/ Michael Brown
Name: Michael Brown
Title: Managing Member

BATTERY VENTURES XI-A SIDE FUND, L.P.
By:	Battery Partners XI Side Fund, LLC
Its	General Partner

By:	/s/ Michael Brown
Name: Michael Brown
Title: Managing Member

BATTERY VENTURES SELECT FUND I, L.P.
By:	Battery Partners Select Fund I, L.P., its
General Partner
By:	Battery Partners Select Fund I GP, LLC,
its General Partner

By:	/s/ Michael Brown
Name: Michael Brown
Title: Managing Member

BATTERY INVESTMENT PARTNERS XI, LLC
By:	Battery Partners XI, LLC
Its:	General Partner

By:	/s/ Michael Brown
Name: Michael Brown
Title: Managing Member

BATTERY VENTURES XI-B, L.P.
By:	Battery Partners XI, LLC
Its:	General Partner

By:	/s/ Michael Brown
Name: Michael Brown
Title: Managing Member

BATTERY VENTURES XI-B SIDE FUND, L.P.
By:	Battery Partners XI Side Fund, LLC
Its:	General Partner

By:	/s/ Michael Brown
Name: Michael Brown
Title: Managing Member

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BESSEMER VENTURE PARTNERS VIII L.P.
BESSEMER VENTURE PARTNERS VIII INSTITUTIONAL L.P.

By: Deer VIII & Co. L.P.
Its: General Partner

By: Deer VIII & Co. Ltd.
Its: General Partner

By:	/s/ Scott Ring
Name: Scott Ring
Title: CSO and General Counsel

15 ANGELS II LLC

By:	/s/ Scott Ring
Name: Scott Ring
Title: Authorized Signatory

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

I2BF HORIZONS LTD.

By:	/s/ Michael Lousteau

Name: Michael Lousteau
Title: Sole Director

I2BF XASH LTD.

By:	/s/ Michael Lousteau

Name: Michael Lousteau
Title: Sole Director

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

COATUE TACTICAL SOLUTIONS PS HOLDINGS AIV I LP

By:	/s/ Zachary Feingold

Name: Zachary Feingold
Title: Authorized Signatory

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SATURN DF HOLDINGS II, LP

By: Dragoneer CF GP, LLC
Its: General Partner

By:	/s/ Michael Dimitruk

Name: Michael Dimitruk
Title: Vice President

SATURN DF HOLDINGS, LP

By: Dragoneer CF GP, LLC
Its: General Partner

By:	/s/ Michael Dimitruk

Name: Michael Dimitruk
Title: Vice President

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

INDEX VENTURES GROWTH IV (JERSEY), L.P.

By: its Managing General Partner: Index Venture Growth Associates IV Limited

By:	/s/ Nigel Greenwood

Name: Nigel Greenwood
Title: Director

YUCCA (JERSEY), SLP

By: EFG Fund Administration Limited as Authorised Signatory of Yucca (Jersey) SLP in its capacity as administrator of the Index Ventures Growth IV Co-Investment Scheme

By:	/s/ Nigel Greenwood

Name: Nigel Greenwood
Title: Authorised Signatory - EFG Fund Administration Limited

INDEX VENTURES GROWTH V (JERSEY), L.P.

By: its Managing General Partner: Index Venture Growth Associates V Limited

By:	/s/ Nigel Greenwood

Name: Nigel Greenwood
Title: Director

YUCCA (JERSEY), SLP

By: EFG Fund Administration Limited as Authorised Signatory of Yucca (Jersey) SLP in its capacity as administrator of the Index Ventures Growth V Co-Investment Scheme

By:	/s/ Nigel Greenwood

Name: Nigel Greenwood
Title: Authorised Signatory - EFG Fund Administration Limited

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ICONIQ STRATEGIC PARTNERS II, L.P.,
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners II GP, L.P., a Cayman Islands exempted limited partnership
Its: General Partner

By: ICONIQ Strategic Partners II TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Louis D. Thorne

Name: Louis D. Thorne
Title: Authorized Signatory

ICONIQ STRATEGIC PARTNERS II-B, L.P.,
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners II GP, L.P., a Cayman Islands exempted limited partnership
Its: General Partner

By: ICONIQ Strategic Partners II TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Louis D. Thorne

Name: Louis D. Thorne
Title: Authorized Signatory

ICONIQ STRATEGIC PARTNERS II CO-INVEST, L.P., ST SERIES,
a Delaware series limited partnership

By: ICONIQ Strategic Partners II GP, L.P., a Cayman Islands exempted limited partnership
Its: General Partner

By: ICONIQ Strategic Partners II TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Louis D. Thorne

Name: Louis D. Thorne
Title: Authorized Signatory

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS: ICONIQ STRATEGIC PARTNERS II CO-INVEST, L.P., ST-2 SERIES,

a Delaware series limited partnership

By: ICONIQ Strategic Partners II GP, L.P., a Cayman Islands exempted limited partnership Its: General Partner

By: ICONIQ Strategic Partners II TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Louis D. Thorne

Name: Louis D. Thorne Title: Authorized Signatory ICONIQ STRATEGIC PARTNERS III, L.P.,

a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners III GP, L.P., a Cayman Islands exempted limited partnership Its: General Partner

By: ICONIQ Strategic Partners III TT GP, Ltd., a Cayman Islands exempted company
Its: General Partner

By:	/s/ Louis D. Thorne

Name: Louis D. Thorne Title: Authorized Signatory ICONIQ STRATEGIC PARTNERS III-B, L.P.,

a Cayman Islands exempted limited partnership By: ICONIQ Strategic Partners III GP, L.P., a Cayman Islands exempted limited partnership

Its: General Partner By: ICONIQ Strategic Partners III TT GP, Ltd., a Cayman Islands exempted company

Its: General Partner

By:	/s/ Louis D. Thorne

Name: Louis D. Thorne Title: Authorized Signatory

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ICONIQ STRATEGIC PARTNERS V, L.P.,
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners V GP, L.P. Its: General Partner

By: ICONIQ Strategic Partners V TT GP, Ltd.
Its: General Partner

By:	/s/ Louis D. Thorne

Name: Louis D. Thorne Title: Authorized Signatory

ICONIQ STRATEGIC PARTNERS V-B, L.P.,
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners V GP, L.P. Its: General Partner

By: ICONIQ Strategic Partners V TT GP, Ltd. Its: General Partner

By:	/s/ Louis D. Thorne

Name: Louis D. Thorne Title: Authorized Signatory

ICONIQ STRATEGIC PARTNERS V, CO-INVEST, L.P. (SERIES ST),
a Cayman Islands exempted limited partnership By: ICONIQ Strategic Partners V GP, L.P. Its: General Partner

By: ICONIQ Strategic Partners V GP, Ltd. Its: General Partner

By:	/s/ Louis D. Thorne

Name: Louis D. Thorne
Title: Authorized Signatory

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ICONIQ STRATEGIC PARTNERS V, CO-INVEST, L.P. (SERIES ST2),
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners V GP, L.P. Its: General Partner

By: ICONIQ Strategic Partners V GP, Ltd. Its: General Partner

By:	/s/ Louis D. Thorne

Name: Louis D. Thorne Title: Authorized Signatory

Signature Page to Amended and Restated Investors’ Rights Agreement

SCHEDULE A

INVESTORS

Name and Address	Number of Shares Held

1284885 Ontario Inc.	10,000 – Series A-1 Preferred Stock

15 Angels II LLC	126,091 – Series G Preferred Stock
c/o Bessemer Venture Partners	79,999 – Common Stock
1865 Palmer Avenue
Suite 104
Larchmont, NY 10538
Tel. 914-833-5300
Transactions@bvp.com

Legal copy to:
Gunderson Dettmer Stough Villeneuve Franklin &
Hachigian, LLP, 1200 Seaport Boulevard,
Redwood City, CA 94063,
Attn: Ivan A. Gaviria

AHM Privates LLC Series A	3,286 – Series G Preferred Stock
119 Fifth Avenue – 8th Floor	16,771 – Series F Preferred Stock
New York, New York 10003	131,524 – Common Stock

Armenian Virtual Network, LLC	228 – Series E Preferred Stock
4000 Route 66	6,874 – Series C Preferred Stock
4th Floor
Tinton Falls, NJ 07753
(732)922-6100 ext 229 ###

BATTERY INVESTMENT PARTNERS SELECT	2,420 – Series G Preferred Stock
FUND I, L.P.	10,063 – Series F Preferred Stock
c/o Battery Ventures	7,200 – Common Stock
One Marina Park Drive, Suite 1100
Boston, MA 02210
Attn: General Counsel
Email: legal@battery.com
Phone 617-948-3600

Legal copy to:
Nixon Peabody LLP 100 Summer Street
Boston, MA 02110
Attn: Christopher P. Keefe

BATTERY INVESTMENT PARTNERS XI, LLC	2,658 – Series E Preferred Stock
c/o Battery Ventures	3,008 – Series D Preferred Stock
One Marina Park Drive, Suite 1100	29,755 – Series C Preferred Stock
Boston, MA 02210	12,814 – Series A-1 Preferred Stock
Attn: General Counsel	19,213 – Series A-2 Preferred Stock
Email: legal@battery.com	7,700 – Series A-3 Preferred Stock
Phone 617-948-3600	7,655 – Common Stock

Legal copy to:
Nixon Peabody LLP 100 Summer Street
Boston, MA 02110
Attn: Christopher P. Keefe

BATTERY VENTURES SELECT FUND I, L.P.	24,478 – Series G Preferred Stock
c/o Battery Ventures	101,748 – Series F Preferred Stock
One Marina Park Drive, Suite 1100	72,800 – Common Stock
Boston, MA 02210
Attn: General Counsel
Email: legal@battery.com
Phone 617-948-3600

Legal copy to:
Nixon Peabody LLP 100 Summer Street
Boston, MA 02110
Attn: Christopher P. Keefe

BATTERY VENTURES XI-A SIDE FUND, L.P.	59,589 – Series E Preferred Stock
c/o Battery Ventures	67,427 – Series D Preferred Stock
One Marina Park Drive, Suite 1100	667,090 – Series C Preferred Stock
Boston, MA 02210	287,246 – Series A-1 Preferred Stock
Attn: General Counsel	430,663 – Series A-2 Preferred Stock
Email: legal@battery.com	172,770 – Series A-3 Preferred Stock
Phone 617-948-3600	171,772 – Common Stock

Legal copy to:
Nixon Peabody LLP 100 Summer Street
Boston, MA 02110
Attn: Christopher P. Keefe

BATTERY VENTURES XI-A, L.P.	57,356 – Series E Preferred Stock
c/o Battery Ventures	64,900 – Series D Preferred Stock
One Marina Park Drive, Suite 1100	642,088 – Series C Preferred Stock
Boston, MA 02210	276,480 – Series A-1 Preferred Stock
Attn: General Counsel	414,523 – Series A-2 Preferred Stock
Email: legal@battery.com	166,296 – Series A-3 Preferred Stock
Phone 617-948-3600	165,337 – Common Stock

Legal copy to:
Nixon Peabody LLP 100 Summer Street
Boston, MA 02110
Attn: Christopher P. Keefe

BATTERY VENTURES XI-B SIDE FUND, L.P.	12,921 – Series E Preferred Stock
c/o Battery Ventures	14,621 – Series D Preferred Stock
One Marina Park Drive, Suite 1100	144,652 – Series C Preferred Stock
Boston, MA 02210	62,288 – Series A-1 Preferred Stock
Attn: General Counsel	93,385 – Series A-2 Preferred Stock
Email: legal@battery.com	37,466 – Series A-3 Preferred Stock

Phone 617-948-3600	37,246 – Common Stock

Legal copy to:
Nixon Peabody LLP 100 Summer Street
Boston, MA 02110
Attn: Christopher P. Keefe

BATTERY VENTURES XI-B, L.P.	15,154 – Series E Preferred Stock
c/o Battery Ventures	17,148 – Series D Preferred Stock
One Marina Park Drive, Suite 1100	169,654 – Series C Preferred Stock
Boston, MA 02210	73,053 – Series A-1 Preferred Stock
Attn: General Counsel	109,525 – Series A-2 Preferred Stock
Email: legal@battery.com	43,940 – Series A-3 Preferred Stock
Phone 617-948-3600	43,678 – Common Stock

Legal copy to:
Nixon Peabody LLP 100 Summer Street
Boston, MA 02110
Attn: Christopher P. Keefe

Bessemer Venture Partners VIII Institutional L.P.	61,048 – Series F Preferred Stock
c/o Bessemer Venture Partners	103,822 – Series D Preferred Stock
1865 Palmer Avenue	187,684 – Series C Preferred Stock
Suite 104	4,441,825 – Series A-3 Preferred Stock
Larchmont, NY 10538
Tel. 914-833-5300
Transactions@bvp.com

Legal copy to:
Gunderson Dettmer Stough Villeneuve Franklin &
Hachigian, LLP, 1200 Seaport Boulevard,
Redwood City, CA 94063,
Attn: Ivan A. Gaviria

Bessemer Venture Partners VIII L.P.	50,761 – Series F Preferred Stock
c/o Bessemer Venture Partners	86,329 – Series D Preferred Stock
1865 Palmer Avenue	156,060 – Series C Preferred Stock
Suite 104	3,693,385 – Series A-3 Preferred Stock
Larchmont, NY 10538
Tel. 914-833-5300
Transactions@bvp.com

Legal copy to:
Gunderson Dettmer Stough Villeneuve Franklin &
Hachigian, LLP, 1200 Seaport Boulevard,
Redwood City, CA 94063,
Attn: Ivan A. Gaviria

Brian Radecki	5,590 – Series F Preferred Stock
###	4,000 – Common Stock

BTG III ServiceTitan Holdings L.P.	591,217 – Series H Preferred Stock
2740 Sand Hill Road, Suite 100
Menlo Park, CA 94025
Attn: Josh Raffaelli
Email: ### cc: Nicholas Sammut
Email: ###

with a copy to:
BTG III ServiceTitan Holdings L.P,
C/o Brookfield Asset Management Inc.
Brookfield Place 250 Vesey Street
New York, New York 10281-1023

Christopher Angelo	804 – Series G Preferred Stock
26415 Summit Circle
Santa Clarita, CA 91350
###

Cloud All Star Fund, L.P.	1,397 – Series F Preferred Stock
885 Winslow Street	1,000 – Common Stock
Redwood City, CA 94063
E-mail: ### / investments@nextplaycapital.com

Coatue Tactical Solutions PS Holdings AIV I LP	125,000 – Non-Convertible Preferred
c/o Coatue Management, L.L.C.	Stock
9 West 57th Street, 25th Floor	631,258 – Common Stock
New York, NY 10019
Attention: Zachary Feingold
Email: ###

Legal copy to:
Simpson Thacher & Bartlett LLP 425 Lexington Avenue
New York, New York 10017
Attention: Anthony Vernace
Email: ###

Comparato Family Holding Trust	2,956 – Series H Preferred Stock
644 Bay Road, South Hamilton, MA 01982
Attn: Christopher P. Comparato
Email: ### cc: ###

with a copy to:
Sachetta, LLC 600 Market Street, Ste. 684,
Lynnfield, MA 01940
Attn: Stephen P. Ahern
Email: ###

Costco 401(k) Retirement Plan	479 – Series F Preferred Stock
T. Rowe Price Associates, Inc.	7,997 – Series D Preferred Stock

100 East Pratt Street	16 – Series A-1 Preferred Stock
Baltimore, MD 21202	1,097 – Common Stock
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

CPP Investment Board Private Holdings (4) Inc.	118,243 – Series H-1 Preferred Stock
One Queen Street East
Toronto, Ontario M5C 2W5	571,385 – Common Stock

With a copy to:
Fenwick & West, LLP
Silicon Valley Center 801 California Street
Mountain View, California 94041
Attn: Kristine Di Bacco
Email: ###

CSS Investors LP	665,711 – Series H Preferred Stock
Goldman Sachs & Co. LLC 200 West Street
New York, New York 10282
Attn: David Thomas
Email: ### cc: ###

with a copy to:
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, NY 10004
Attn: Rami Turayhi
Email: ### cc: ###

Durable Capital Master Fund LP	26,847 – Series G Preferred Stock
c/o Durable Capital Partners LP	27,952 – Series F Preferred Stock
5425 Wisconsin Avenue, Suite 802	1,183,540 – Series E Preferred Stock
Chevy Chase, MD 20815	19,401 – Common Stock
Attn: Julie Jack, General Counsel
Email: legalnotices@durablecap.com
Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

Elias Godinez Mendoza	1,326 – Series G Preferred Stock
25615 NW Pihl Road
Banks, OR 97106 ###

Fifth Wall Ventures III, L.P.	354,730 – Series H Preferred Stock
6060 Center Drive, Floor 10
Los Angeles, CA 90045
Attn: Oded Cedar
Email: ###

with a copy to:
Morrison & Foerster LLP 755 Page Mill Road, Building A, Palo Alto, CA 94304
Attn: Shannon Sibold
Email: ###

Founders Circle Capital III Affiliates Fund, L.P.	1,195 – Series F Preferred Stock
1999 S. Bascom Ave., #700	855 – Common Stock
Campbell, CA 95008
Phone: 415-299-8311 x 103 (finance)
Email: ###

Founders Circle Capital III, L.P.	21,945 – Series F Preferred Stock
1999 S. Bascom Ave., #700	15,701 – Common Stock
Campbell, CA 95008
Phone: 415-299-8311 x 103 (finance)
Email: ###

Founders Circle Capital III-P, L.P.	4,812 – Series F Preferred Stock
1999 S. Bascom Ave., #700	3,442 – Common Stock
Campbell, CA 95008
Phone: 415-299-8311 x 103 (finance)
Email: ###

Generation IM Sustainable Solutions Fund IV, ILP	236,487 – Series H-1 Preferred Stock
c/o Generation IM Sustainable Solutions GP IV Limited	1,142,771– Common Stock
George’s Court 54 - 62 Townsend Street
Dublin 2
Ireland

With copy to:
Generation Investment Management LLP 20 Air Street
London, W1B 5AN, UK
Attn: Lucia Rigo; Jonah Surkes; Legal Department
Email: ### ###

With copy (that shall not constitute notice) to:
Morrison & Foerster LLP

425 Market Street
San Francisco, CA 94105
Attn: Susan Mac Cormac
Email: ###

Ghisallo Fund Master Ltd	200,001 – Series H Preferred Stock
c/o Walkers Corporate, 190 Elgin Avenue
George Town, Grand Cayman, Caymans Islands KY1-9008
Attn: Legal & Compliance
Email: legalnotice@ghisallo.com cc: ###

with a copy to:
Ghisallo Capital Management LLC 55 Arch Street, Greenwich, CT 06830
Attn: Legal & Compliance
Email: legalnotice@ghisallo.com

H.I.G. GROWTH – SERVICETITAN, L.P.	5,313 – Series G Preferred Stock
1450 Brickell Ave	139,764 – Series F Preferred Stock
31st floor	100,000 – Common Stock
Miami, FL 33131

Legal copy to:
Randy Socol
DLA Piper LLP (US) 4365 Executive Drive, Suite 1100
San Diego, CA 92121
(Email: ###

HarbourVest Canada Growth Fund L.P.	86,118 – Series C Preferred Stock
c/o HarbourVest Partners, LLC	21,317 – Common Stock
One Financial Center
Boston, Massachusetts 02111
Attention: Rob Wadsworth e-mail: ###
Fax: ###

HarbourVest Canada Parallel Growth Fund L.P.	21,856 – Series C Preferred Stock
c/o HarbourVest Partners, LLC	5,409 – Common Stock
One Financial Center
Boston, Massachusetts 02111
Attention: Rob Wadsworth e-mail: ###
Fax: ###

HarbourVest/NYSTRS Co-Invest Fund II L.P	28,407 – Series D Preferred Stock
c/o HarbourVest Partners, LLC	577,137 – Series C Preferred Stock
One Financial Center	58 – Series A-1 Preferred Stock
Boston, Massachusetts 02111	145,659 – Common Stock
Attention: Rob Wadsworth e-mail: ###
Fax: ###

I2BF HORIZONS LTD.	251,573 – Series A-1 Preferred Stock

c/o I2BF LLC	189,785 – Common Stock
115 E 23rd Street
Suite 507
New York, NY 10010 ###

I2BF Xash Ltd. c/o I2BF LLC	1,558,582 – Common Stock
115 E 23rd Street
Suite 507
New York, NY 10010 ###

ICONIQ Strategic Partners II Co-Invest, L.P.,	1,154,925 – Series B Preferred Stock
ST Series	344,853 – Series A-1 Preferred Stock
394 Pacific Avenue, 2nd Floor	599,982 – Common Stock
San Francisco, CA 94111
Attention: William Griffith
Facsimile: ###
Email: ###

Legal copy to:
Goodwin Procter LLP
The New York Times Building 620 Eighth Avenue
New York, New York 10018
Attn: Ilan S. Nissan and Michael J. Andrescavage

ICONIQ Strategic Partners II Co-Invest, L.P.,	645,005 – Series C Preferred Stock
ST-2 Series	212,137 – Common Stock
394 Pacific Avenue, 2nd Floor
San Francisco, CA 94111
Attention: William Griffith
Facsimile: ###
Email: ###

Legal copy to:
Goodwin Procter LLP
The New York Times Building 620 Eighth Avenue
New York, New York 10018
Attn: Ilan S. Nissan and Michael J. Andrescavage

ICONIQ Strategic Partners II, L.P.	281,192 – Series D Preferred Stock
394 Pacific Avenue, 2nd Floor	58,037 – Series C Preferred Stock
San Francisco, CA 94111	2,591,188 – Series B Preferred Stock
Attention: William Griffith	774,277 – Series A-1 Preferred Stock
Facsimile: ###	1,392,914 – Common Stock
Email: ###

Legal copy to:
Goodwin Procter LLP
The New York Times Building 620 Eighth Avenue

New York, New York 10018
Attn: Ilan S. Nissan and Michael J. Andrescavage

ICONIQ Strategic Partners II-B, L.P.	220,117 – Series D Preferred Stock
394 Pacific Avenue, 2nd Floor	45,431 – Series C Preferred Stock
San Francisco, CA 94111	2,028,510 – Series B Preferred Stock
Attention: William Griffith	606,144 – Series A-1 Preferred Stock
Facsimile: ###	1,090,436 – Common Stock
Email: ###

Legal copy to:
Goodwin Procter LLP
The New York Times Building 620 Eighth Avenue
New York, New York 10018
Attn: Ilan S. Nissan and Michael J. Andrescavage

ICONIQ Strategic Partners III, L.P.	216,130 – Series E Preferred Stock
394 Pacific Avenue, 2nd Floor	631,025 – Series D Preferred Stock
San Francisco, CA 94111	1,287 – Series A-1 Preferred Stock
Attention: William Griffith	62,180 – Common Stock
Facsimile: ###
Email: ###

Legal copy to:
Goodwin Procter LLP
The New York Times Building 620 Eighth Avenue
New York, New York 10018
Attn: Ilan S. Nissan and Michael J. Andrescavage

ICONIQ Strategic Partners III-B, L.P.	230,936 – Series E Preferred Stock
394 Pacific Avenue, 2nd Floor	674,258 – Series D Preferred Stock
San Francisco, CA 94111	1,376 – Series A-1 Preferred Stock
Attention: William Griffith	66,436 – Common Stock
Facsimile: ###
Email: ###

Legal copy to:
Goodwin Procter LLP
The New York Times Building 620 Eighth Avenue
New York, New York 10018
Attn: Ilan S. Nissan and Michael J. Andrescavage

ICONIQ Strategic Partners V Co-Invest, L.P.	105,076 – Series G Preferred Stock
(ST2 Series)
394 Pacific Avenue, 2nd Floor
San Francisco, CA 94111
Attention: William Griffith
Facsimile: ###
Email: ###

Legal copy to:

Goodwin Procter LLP
The New York Times Building 620 Eighth Avenue
New York, New York 10018
Attn: Ilan S. Nissan and Michael J. Andrescavage

ICONIQ Strategic Partners V, Co-Invest, L.P. (Series	139,764 – Series F Preferred Stock
ST)	100,000 – Common Stock
394 Pacific Avenue, 2nd Floor
San Francisco, CA 94111
Attention: William Griffith
Facsimile: ###
Email: ###

Legal copy to:
Goodwin Procter LLP
The New York Times Building 620 Eighth Avenue
New York, New York 10018
Attn: Ilan S. Nissan and Michael J. Andrescavage

ICONIQ Strategic Partners V, L.P.	20,202 – Series H-1 Preferred Stock
394 Pacific Avenue, 2nd Floor	44,883 – Series G Preferred Stock
San Francisco, CA 94111	119,400 – Series F Preferred Stock
Attention: William Griffith	145,345 – Series A-1 Preferred Stock
Facsimile: ###	183,056 – Common Stock
Email: ###

Legal copy to:
Goodwin Procter LLP
The New York Times Building 620 Eighth Avenue
New York, New York 10018
Attn: Ilan S. Nissan and Michael J. Andrescavage

ICONIQ Strategic Partners V-B, L.P.	27,094 – Series H-1 Preferred Stock
394 Pacific Avenue, 2nd Floor	60,192 – Series G Preferred Stock
San Francisco, CA 94111	160,128 – Series F Preferred Stock
Attention: William Griffith	194,923 – Series A-1 Preferred Stock
Facsimile: ###	245,497 – Common Stock
Email: ###

Legal copy to:
Goodwin Procter LLP
The New York Times Building 620 Eighth Avenue
New York, New York 10018
Attn: Ilan S. Nissan and Michael J. Andrescavage

INDEX VENTURES GROWTH IV (JERSEY), L.P.	54,011 – Series E Preferred Stock
Index Venture Growth Associates IV Limited	1,479,901 – Series D Preferred Stock
5th Floor	3,019 – Series A-1 Preferred Stock
44 Esplanade	145,827 – Common Stock
St Helier
Jersey JE1 3FG
Channel Islands
Attention: Gemma Pallotová
Fax ###
Email (to be used only to send information due pursuant
to the Company’s reporting requirements set forth in
Section 3.1 of the Agreement; no other notices should be
sent by email): reporting@indexventures.com

Legal copy to:
Goodwin Procter LLP 601 Marshall Street
Redwood City, CA 94063
Attn: Anthony J. McCusker

INDEX VENTURES GROWTH V (JERSEY), L.P.	8,153 – Series G Preferred Stock
Index Venture Growth Associates V Limited	135,571 – Series F Preferred Stock
5th Floor	97,000 – Common Stock
44 Esplanade
St Helier
Jersey JE1 3FG
Channel Islands
Attention: Gemma Pallotová
Fax ###
Email (to be used only to send information due pursuant
to the Company’s reporting requirements set forth in
Section 3.1 of the Agreement; no other notices should be
sent by email): reporting@indexventures.com

Legal copy to:
Goodwin Procter LLP 601 Marshall Street
Redwood City, CA 94063
Attn: Anthony J. McCusker

James Lyons Massengale Jr.	2,652 – Series G Preferred Stock
316 Woodstone Dr.
Baton Rouge, LA 70808 ###

Jason Grendus	500,000 – Series A-1 Preferred Stock
Block 59
Mohamed Sultan Road #04-10
SINGAPORE 238999 ###

Jeffrey E Epstein and Sue H. Epstein, Trustees UTD	23,718 – Series A-3 Preferred Stock
6/22/2012
23 Belbrook Way

Atherton, CA 94027
Tel: ###
###

JLCS, LLC	2,652 – Series G Preferred Stock
6105 NW River Park Drive
Riverside, MO 64150 ###

John Akhoian	522,395 – Series A-1 Preferred Stock
17344 Signature Drive	255,063 – Common Stock
Granada Hills, CA 91344
###

John E. Munie	2,009 – Series G Preferred Stock
7630 West Mill Creek Road
Collinsville, IL 62234 ###

K5 Global Technology Fund LP – Series ST1	25,218 – Series G Preferred Stock
9 Lagorce Circle	6,708 – Series F Preferred Stock
Miami Beach, FL, 33141	4,800 – Common Stock
###

Kalel Trust	5,000 – Series A-1 Preferred Stock

Kenneth Raffety	2,652 – Series G Preferred Stock
8327 Culver Avenue
Fair Oaks, CA 95628 ###

Mainsail Partners IV, L.P.	23,648 – Series H Preferred Stock
500 West 5th Street, Suite 1100	294,214 – Series G Preferred Stock
Austin, TX 78701
Attn: Bill Salisbury
Phone: ###
Email: finance@mainsailpartners.com

Mark T. Tipton Irrevocable Trust U/A 8/19/2019	83,219 – Series G Preferred Stock
1116 Shepard Oaks Dr.
Wildwood, MO 63038 ###

Mark T. Tipton Revocable Trust U/A 8/19/2019	90,784 – Series G Preferred Stock
1116 Shepard Oaks Dr.
Wildwood, MO 63038 ###

MassMutual Select Funds - MassMutual Select T. Rowe	239 – Series F Preferred Stock
Price Small and Mid Cap Blend Fund	220 – Series E Preferred Stock
T. Rowe Price Associates, Inc.	4,744 – Series D Preferred Stock
100 East Pratt Street	10 – Series A-1 Preferred Stock
Baltimore, MD 21202	618 – Common Stock
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,

Boston, MA 02210
Attn: Bradley Jacobson

MESDJS, LLC	2,652 – Series G Preferred Stock
2203 N. Konstanz Dr.
Innbrook, MO 63390 ###

Michael Donahue	2,652 – Series G Preferred Stock
27271 Belle Rio Dr.
Bonita Springs, FL 34135
###

Michael G. Rorie	7,957 – Series G Preferred Stock
47 Traditions Turn
Montgomery, OH 45249 ###

Minnesota Life Insurance Company	115 – Series F Preferred Stock
T. Rowe Price Associates, Inc.	1,920 – Series D Preferred Stock
100 East Pratt Street	4 – Series A-1 Preferred Stock
Baltimore, MD 21202	184 – Common Stock
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

NPC Opportunity Fund, L.P.	9,783 – Series F Preferred Stock
885 Winslow Street	7,000 – Common Stock
Redwood City, CA 94063
E-mail: ### / investments@nextplaycapital.com

Patrick McGee	1,000 – Series A-1 Preferred Stock

PTBA Investments LLC	1,608 – Series G Preferred Stock
343 Axminister Dr.
Fenton, MO 63026 ###

Richard Angelo	1,326 – Series G Preferred Stock
11774 Monte Leon Way
Northridge, CA 91326 ###

Robert Grover	1,326 – Series G Preferred Stock
3948 SE Arbor Ct.
Hillsboro, OR 97123 ###

Sangreal Trust, Dated December 1, 2009	15,000 – Series A-1 Preferred Stock

SATURN DF HOLDINGS II, LP	42,030 – Series G Preferred Stock
Dragoneer Investment Group, LLC	49,197 – Series F Preferred Stock
Attn: Pat Robertson, COO	35,200 – Common Stock
1 Letterman Drive

Building D, Suite M500
San Francisco, Ca 94129
Tel: ### notices@dragoneer.com

SATURN DF HOLDINGS, LP	295,885 – Series E Preferred Stock
Dragoneer Investment Group, LLC	501,309 – Series D Preferred Stock
Attn: Pat Robertson, COO	1,023 – Series A-1 Preferred Stock
1 Letterman Drive	482,669 – Common Stock
Building D, Suite M500
San Francisco, Ca 94129
Tel: ### notices@dragoneer.com

Saturn FD Holdings, LP	125,000 – Non-Convertible Preferred
1 Letterman Drive	Stock
Building D Suite M500	631,258 – Common Stock
San Francisco, CA USA 94129
Attention: Michael Dimitruk
Email: notices@dragoneer.com (with any electronic share certificates delivered to ###)

Legal copy to:
Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
1250 Broadway, 23rd floor
New York, NY 10001
Attention: Ryan Purcell
Email: ###

Satya Nadella	9,317 – Series A-1 Preferred Stock

SCGE Fund, L.P., a Cayman Islands Limited	126,091 – Series G Preferred Stock
Partnership	491,970 – Series F Preferred Stock
2800 Sand Hill Road, Suite 101, Menlo Park, California 94025	352,000 – Common Stock

Legal copy to:
Goodwin Procter LLP 1900 N Street, NW
Washington, DC 20036
Attn: Alese L. Bagdol

T. Rowe Price Global Technology Fund, Inc.	3,171 – Series G Preferred Stock
T. Rowe Price Associates, Inc.	48,666 – Series F Preferred Stock
100 East Pratt Street	33,857 – Common Stock
Baltimore, MD 21202
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210

Attn: Bradley Jacobson

T. Rowe Price Institutional Small-Cap Stock Fund	5,381 – Series F Preferred Stock
T. Rowe Price Associates, Inc.	90,775 – Series D Preferred Stock
100 East Pratt Street	185 – Series A-1 Preferred Stock
Baltimore, MD 21202	12,412 – Common Stock
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

T. Rowe Price Moderate Allocation Portfolio	10 – Series F Preferred Stock
T. Rowe Price Associates, Inc.	184 – Series D Preferred Stock
100 East Pratt Street	26 – Common Stock
Baltimore, MD 21202
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

T. Rowe Price New Horizons Fund, Inc.	13,714 – Series G Preferred Stock
T. Rowe Price Associates, Inc.	29,532 – Series F Preferred Stock
100 East Pratt Street	47,506 – Series E Preferred Stock
Baltimore, MD 21202	1,028,634 – Series D Preferred Stock
Attn.: Andrew Baek, Vice President	2,099 – Series A-1 Preferred Stock
Phone: ###	118,816 – Common Stock
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

T. Rowe Price New Horizons Trust	3,689 – Series F Preferred Stock
T. Rowe Price Associates, Inc.	6,830 – Series E Preferred Stock
100 East Pratt Street	120,293 – Series D Preferred Stock
Baltimore, MD 21202	245 – Series A-1 Preferred Stock
Attn.: Andrew Baek, Vice President	14,058 – Common Stock
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP

One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

T. Rowe Price Small-Cap Stock Fund, Inc.	4,130 – Series G Preferred Stock
T. Rowe Price Associates, Inc.	9,288 – Series F Preferred Stock
100 East Pratt Street	186,629 – Series D Preferred Stock
Baltimore, MD 21202	381 – Series A-1 Preferred Stock
Attn.: Andrew Baek, Vice President	24,285 – Common Stock
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

T. Rowe Price Spectrum Conservative Allocation Fund	75 – Series F Preferred Stock
T. Rowe Price Associates, Inc.	1,534 – Series D Preferred Stock
100 East Pratt Street	3 – Series A-1 Preferred Stock
Baltimore, MD 21202	198 – Common Stock
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

T. Rowe Price Spectrum Moderate Allocation Fund	116 – Series F Preferred Stock
T. Rowe Price Associates, Inc.	2,321 – Series D Preferred Stock
100 East Pratt Street	5 – Series A-1 Preferred Stock
Baltimore, MD 21202	302 – Common Stock
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

T. Rowe Price Spectrum Moderate Growth Allocation	204 – Series F Preferred Stock
Fund	3,321 – Series D Preferred Stock
T. Rowe Price Associates, Inc.	7 – Series A-1 Preferred Stock
100 East Pratt Street	458 – Common Stock
Baltimore, MD 21202
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

T. Rowe Price U.S. Equities Trust	171 – Series F Preferred Stock
T. Rowe Price Associates, Inc.	389 – Series E Preferred Stock
100 East Pratt Street	7,754 – Series D Preferred Stock
Baltimore, MD 21202	16 – Series A-1 Preferred Stock
Attn.: Andrew Baek, Vice President	860 – Common Stock
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

T. Rowe Price U.S. Small-Cap Core Equity Trust	2,781 – Series F Preferred Stock
T. Rowe Price Associates, Inc.	31,419 – Series D Preferred Stock
100 East Pratt Street	64 – Series A-1 Preferred Stock
Baltimore, MD 21202	4,933– Common Stock
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

TD Mutual Funds – TD U.S. Small-Cap Equity Fund	481 – Series F Preferred Stock
T. Rowe Price Associates, Inc.	8,439 – Series D Preferred Stock
100 East Pratt Street	17 – Series A-1 Preferred Stock
Baltimore, MD 21202	1,141 – Common Stock
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

TD Mutual Funds -TD Science	10,112 – Series F Preferred Stock
& Technology Fund	7,019 – Common Stock
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202

Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

The Clinkenbeard Family Trust	603 – Series G Preferred Stock
120 Jervey Road
Greenville, SC 29609 ###

The Garigen Family Trust	1,326 – Series G Preferred Stock
8202 N. 74th Place
Scottsdale, AZ 85258 ###

The Kehoe Family Trust U/T/A Dated May 22, 2003	26,364 – Series G Preferred Stock
8649 E. Tecolote Circle
Scottsdale, AZ 85266 ###; ###

Thoma Bravo Employee Fund, L.P.	632 – Series G Preferred Stock
600 Montgomery Street, 20th Floor
San Francisco, CA 94111
Facsimile No.: ###

Legal copy to:
Kirkland & Ellis, LLP, 300 North LaSalle
Chicago, IL 60654
Attn: Jon-Micheal A. Wheat

Thoma Bravo Growth Fund A, L.P.	653,017 – Series G Preferred Stock
600 Montgomery Street, 20th Floor
San Francisco, CA 94111
Facsimile No.: ###

Legal copy to:
Kirkland & Ellis, LLP, 300 North LaSalle
Chicago, IL 60654
Attn: Jon-Micheal A. Wheat

Thoma Bravo Growth Fund, L.P.	322,159 – Series G Preferred Stock
600 Montgomery Street, 20th Floor
San Francisco, CA 94111
Facsimile No.: ###

Legal copy to:
Kirkland & Ellis, LLP, 300 North LaSalle
Chicago, IL 60654

Attn: Jon-Micheal A. Wheat

Tidemark Executive Fund I LP	6,528 – Series H Preferred Stock
555 California Street, Floor 29
San Francisco, CA 94104
Attn: Dave Yuan
Email: ###

with a copy to:
Weil, Gotshal & Manges LLP 201 Redwood Shores Parkway
Redwood Shores, CA 94065
Attn: Nicholas Doloresco
Email: ###

Tidemark Fund I LP	108,545 – Series H Preferred Stock
555 California Street, Floor 29
San Francisco, CA 94104
Attn: Dave Yuan
Email: ###

with a copy to:
Weil, Gotshal & Manges LLP 201 Redwood Shores Parkway
Redwood Shores, CA 94065
Attn: Nicholas Doloresco
Email: ###

Tidemark Fund I-A LP	62,291 – Series H Preferred Stock
555 California Street, Floor 29
San Francisco, CA 94104
Attn: Dave Yuan
Email: ###

with a copy to:
Weil, Gotshal & Manges LLP 201 Redwood Shores Parkway
Redwood Shores, CA 94065
Attn: Nicholas Doloresco
Email: ###

Tiger Global PIP 14 LLC	1,118,115 – Series F Preferred Stock
Co Tiger Global Management LLC	776,034 – Common Stock
9 West 57th St, 35th Floor
New York, NY 10019

Legal copy to:
Gunderson Dettmer Stough Villeneuve Franklin &
Hachigian, LLP, 1250 Broadway, 23rd Floor
New York, NY 10001
Attn: Mark Oblad
Tiger Global PIP 15 LLC	84,061 – Series G Preferred Stock
Co Tiger Global Management LLC

9 West 57th St, 35th Floor
New York, NY 10019

Legal copy to:
Gunderson Dettmer Stough Villeneuve Franklin &
Hachigian, LLP, 1250 Broadway, 23rd Floor
New York, NY 10001
Attn: Mark Oblad

Tim Cabral	5,590 – Series F Preferred Stock
###	4,000 – Common Stock

TPG Tech Adjacencies II Sherpa, L.P.	3,559,131 – Series H Preferred Stock
301 Commerce Street, Suite 3300	600,000 – Series A-1 Preferred Stock
Fort Worth, TX 76102
Attn: General Counsel
Email: officeofgeneralcounsel@tpg.com; cc: ###

Legal notice:
Weil, Gotshal & Manges LLP 201 Redwood Shores Parkway, Suite 400
Redwood Shores, CA 94065
Attn: Matt Stewart
Email: ###

U.S. Small-Cap Stock Trust	463 – Series F Preferred Stock
T. Rowe Price Associates, Inc.	7,588 – Series D Preferred Stock
100 East Pratt Street	15 – Series A-1 Preferred Stock
Baltimore, MD 21202	1,047 – Common Stock
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

VALIC Company I -Small Cap Fund	1,942 – Series D Preferred Stock
T. Rowe Price Associates, Inc.	4 – Series A-1 Preferred Stock
100 East Pratt Street	186 – Common Stock
Baltimore, MD 21202
Attn.: Andrew Baek, Vice President
Phone: ###
E-mail: ###

Legal copy to:
Greenberg Traurig, LLP
One International Place,
Boston, MA 02210
Attn: Bradley Jacobson

VLH Investments LLC	29,560 – Series H Preferred Stock
John V. Ohanessian Inc. 606 S. Olive Street Ste 625
Los Angeles, CA 90014
Phone: ###
Fax: ###
Email: ###

YUCCA (JERSEY)	252 – Series G Preferred Stock
EFG Fund Administration Limited	4,192 – Series F Preferred Stock
5th Floor	934 – Series E Preferred Stock
44 Esplanade	25,593 – Series D Preferred Stock
St Helier	52 – Series A-1 Preferred Stock
Jersey JE1 3FG	2,525 – Common Stock
Channel Islands
Attention: Gemma Pallotová
Fax ###
EFGFS.Team.One@efgwealthsolutions.com

With copies to:
Index Ventures S.A. 2 rue de Jargonnant
1207 Geneva Switzerland
Fax: ###
Attention: André Dubois ###

Legal copy to:
Goodwin Procter LLP 601 Marshall Street
Redwood City, CA 94063
Attn: Anthony J. McCusker

YUCCA (JERSEY) SLP
(for Index Venture Growth V)
EFG Fund Administration Limited	3,000 – Common Stock
5th Floor 44 Esplanade
St Helier
Jersey JE1 3FG
Channel Islands
Attention: Gemma Pallotová
Fax ###
###

With copies to:
Index Ventures S.A. 2 rue de Jargonnant 1207 Geneva
Switzerland
Fax: ###
Attention: André Dubois

###

Legal copy to:
Goodwin Procter LLP 601 Marshall Street
Redwood City, CA 94063
Attn: Anthony J. McCusker

SCHEDULE B

KEY HOLDERS

Name and Address	Number of Shares Held

Ara Mahdessian	0 – Common Stock
c/o ServiceTitan, Inc. 801 N. Brand Blvd
Suite 700
Glendale, CA 91203 ###

AMKE Trust dated February 1, 2019	6,144,019 – Common Stock
c/o ServiceTitan, Inc. 801 N. Brand Blvd
Suite 700
Glendale, CA 91203 ###

Vahe Kuzoyan	5,560,078– Common Stock
c/o ServiceTitan, Inc. 801 N. Brand Blvd
Suite 700
Glendale, CA 91203 ###

K-A Family Trust	1,700,000 – Common Stock
c/o ServiceTitan, Inc. 801 N. Brand Blvd
Suite 700
Glendale, CA 91203 ###